Exhibit 99.1

BioCryst Completes Sale of European ORLADEYO® (berotralstat) Business

– Transaction valued at $250 million, with up to $14 million in future milestones –

– BioCryst will focus on driving ORLADEYO sales in the U.S. while Neopharmed Gentili will lead commercialization across Europe –

– Provides a significant and immediate improvement to BioCryst’s operating margin –

RESEARCH TRIANGLE PARK, N.C. – Oct. 01, 2025 (GLOBE NEWSWIRE) – BioCryst Pharmaceuticals, Inc. (Nasdaq: BCRX) today announced that it has successfully completed the previously announced sale of its European ORLADEYO business to Neopharmed Gentili.

“This strategic deal is an important milestone for BioCryst that unlocks significant value for the company. It focuses our business on our core U.S. opportunity, immediately improves our operating margin, enhances cash flow generation, and provides enormous strategic optionality for BioCryst. We are pleased to work with Neopharmed Gentili, a highly capable partner, and we look forward to the continued commercial success of ORLADEYO in Europe and around the globe. Even when excluding European revenue after the close, we remain on track to reach the upper half of our 2025 guidance range of $580 million to $600 million,” said Charlie Gayer, President and Chief Commercial Officer of BioCryst.

Transaction Details
•
BioCryst received $250 million upfront for the European assets and rights related to ORLADEYO (subject to customary purchase price adjustments) and may receive up to $14 million in future milestones associated with sales in Central and Eastern Europe.

•	Purchase price reflects a highly attractive multiple of approximately 5.4 times sales over the last twelve months ending June 2025.
•
Global ORLADEYO revenues earned by both BioCryst and Neopharmed Gentili will be aggregated to determine the royalty rate thresholds for both the RPI and OMERS royalties and the cumulative cap on the OMERS royalty. Each company will pay royalties in proportion to its share of global revenues at the aggregate rate.

Transaction Advantages
•	The transaction enables the company to simplify its operating structure and sharpen its strategic focus on its core U.S. business.
•	The European business was approximately breakeven on a direct basis and its divestiture provides a significant and immediate improvement to BioCryst’s operating margin.
•	Neopharmed Gentili will retain the European commercial organization that BioCryst built, providing operational expertise and continuity for the ORLADEYO brand and patients in these markets.
•
The company intends to use the proceeds to retire the outstanding Pharmakon term loan balance of $199 million. With a clean balance sheet, the company is well positioned for future strategic activities.

BofA Securities, Inc. and TD Securities served as financial advisors and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor to BioCryst.

Centerview Partners UK LLP acted as exclusive financial advisor and White & Case LLP acted as legal advisor to Neopharmed Gentili.

About Neopharmed Gentili
Neopharmed Gentili is a rapidly growing Italian pharmaceutical company committed to delivering high-value therapeutic solutions across Europe. With a strong track record in M&A and strategic partnerships, the company is expanding its footprint in specialty and rare diseases. Guided by a mission to improve patient outcomes through scientific excellence, ethical responsibility, and executional rigor, Neopharmed Gentili combines deep local roots with global ambition.

Neopharmed Gentili is privately owned by the Del Bono family, alongside global private equity firms Ardian and Renaissance Partners. For more information, visit www.neogen.it.

About BioCryst Pharmaceuticals
BioCryst Pharmaceuticals is a global biotechnology company with a deep commitment to improving the lives of people living with hereditary angioedema and other rare diseases. BioCryst leverages its expertise in structure-guided drug design to develop first-in-class or best-in-class oral small-molecule and protein therapeutics to target difficult-to-treat diseases. BioCryst has commercialized ORLADEYO® (berotralstat), the first oral, once-daily plasma kallikrein inhibitor, and is advancing a pipeline of small-molecule and protein therapies. For more information, please visit www.biocryst.com or follow us on LinkedIn.

Forward-Looking Statements
This press release contains certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the sale of BioCryst Ireland Limited (the “Company”) to Neopharmed Gentili S.p.A (the “Purchaser” and such sale, the “Transaction”), including financial estimates and statements as to the expected effects of the Transaction. These forward-looking statements are based on BioCryst’s current expectations, estimates and projections regarding, among other things, the potential benefits of the Transaction, BioCryst’s business and industry, management’s beliefs and certain assumptions made by BioCryst, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,”  “target” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond BioCryst’s, the Company’s and the Purchaser’s control. BioCryst’s future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Forward-looking statements include statements regarding, among other things, the benefits of the Transaction, including future financial and operating results and BioCryst’s plans, objectives, expectations, intentions, growth strategies and culture and other statements that are not historical facts. Some of the factors that could affect the forward-looking statements contained herein include: (i) the risk that disruptions from the Transaction will harm BioCryst’s business, including current plans and operations; (ii) the ability of BioCryst to retain and hire key personnel; (iii) potential adverse reactions or changes to business relationships resulting from the completion of the Transaction; (iv) continued availability of capital and financing and rating agency actions; (v) legislative, regulatory and economic developments affecting BioCryst’s and the Company’s businesses; (vi) general economic and market developments and conditions; (vii) potential business uncertainty, including changes to existing business relationships, after the completion of the Transaction that could affect BioCryst’s financial performance; (viii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, pandemics, outbreaks of war or hostilities, as well as BioCryst’s response to any of the aforementioned factors; (ix) significant transaction costs associated with the Transaction;  (x) competitive responses to the Transaction; and (xi) the risks and uncertainties pertaining to BioCryst’s and the Company’s businesses, including the commercial viability of ORLADEYO and its ability to achieve sustained market acceptance and demand. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on BioCryst’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and BioCryst does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Please refer to the documents BioCryst files periodically with the Securities and Exchange Commission, specifically BioCryst’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, which identify important factors that could cause actual results to differ materially from those contained in BioCryst’s projections and forward-looking statements.

BCRXW

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